UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021 (January 7, 2021)

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note Amendment

On January 11, 2021, Terra Tech Corp. (the “Company”) entered into Amendment No. 2 (the “Note Amendment”) to the 7.5% Senior Convertible Promissory Note issued by the Company on June 11, 2019 (the “Note”) with the accredited investor which holds the Note (the “Lender”). The Note Amendment, among other things, amends the maturity date of the Note from January 11, 2021 to January 26, 2021. Except as modified by the Note Amendment, the terms of the Note are unchanged. There is no material relationship between the Company or its affiliates and the Lender other than in respect of the transactions contemplated by the Note Amendment and the Note.

Loan Agreement Amendment

On January 7, 2021, 620 Dyer LLC (“620 Dyer”), a subsidiary of the Company, entered into Amendment No. 1 (the “Loan Agreement Amendment”) to the Loan Agreement between 620 Dyer and Elizon DB Transfer Agent LLC (“Elizon”), dated as of January 18, 2018 (the “Loan Agreement”). The Loan Agreement Amendment, among other things, amends the maturity date of the Loan Agreement from January 18, 2021 to January 18, 2022. In connection with the extension, 620 Dyer is required to pay Elizon an extension fee equal to 1% of the outstanding principal balance of the Loan Agreement by the earlier of (1) the maturity date of the Loan Agreement, (2) July 18, 2021 or (3) the closing of the sale of any real property or securities of Hydrofarm Holdings Group Inc. by the Company or 620 Dyer. There is no material relationship between the Company or its affiliates and Elizon other than in respect of the transactions contemplated by the Loan Agreement Amendment and the Loan Agreement.

Indemnification Agreements

On January 7, 2021, the Company entered into an Indemnification Agreement (the “Batliner Indemnification Agreement”) with Jeffrey Batliner, the Company’s Chief Financial Officer. Pursuant to the Batliner Indemnification Agreement, among other things, the Company has agreed to hold harmless and indemnify Mr. Batliner to the fullest extent permitted by law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by him in any proceeding arising out of his services as an officer of the Company. There is no material relationship between the Company or its affiliates and Mr. Batliner other than in respect of the transactions contemplated by the Batliner Indemnification Agreement and Mr. Batliner’s role as the Company’s Chief Financial Officer.

On January 7, 2021, the Company entered into an Indemnification Agreement (the “Ross Indemnification Agreement”) with Steven J. Ross, a director of the Company. Pursuant to the Ross Indemnification Agreement, among other things, the Company has agreed to hold harmless and indemnify Mr. Ross to the fullest extent permitted by law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by him in any proceeding arising out of his services as a director of the Company. There is no material relationship between the Company or its affiliates and Mr. Ross other than in respect of the transactions contemplated by the Ross Indemnification Agreement and Mr. Ross’ role as a director of the Company.

Separation Agreement

On January 11, 2021 the Company entered into a Separation Agreement (the “Separation Agreement”) with Alan Gladstone, formerly a director of the Company. Pursuant to the Separation Agreement, among other things, the Company issued to Mr. Gladstone 500,000 freely-trading shares of the Company’s common stock (the “Common Stock”), and all vested options to acquire Common Stock held by Mr. Gladstone remain exercisable pursuant to their terms. Mr. Gladstone also agreed not to sell, dispose of or transfer more than 500,000 shares of Common Stock in any calendar month. In addition, the Independent Director Agreement between the Company and Mr. Gladstone, dated as of July 1, 2019, was terminated. The Separation Agreement also contains mutual releases and other customary terms and conditions as more fully set forth therein. There is no material relationship between the Company or its affiliates and Mr. Gladstone other than in respect of the transactions contemplated by the Separation Agreement.

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The foregoing description of the Note Amendment, the Loan Agreement Amendment, the Batliner Indemnification Agreement, the Ross Indemnification Agreement, and the Separation Agreement are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 respectively to this Current Report on Form 8-K (this “Report”) and which are incorporated by reference herein in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed under the headings Promissory Note Amendment and Loan Agreement Amendment of Item 1.01 of this Report is incorporated by reference into this Item 2.03 in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2021, Mr. Gladstone resigned as a director of the Company. Such resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The information disclosed under the headings Indemnification Agreements and Separation Agreement of Item 1.01 of this Report is incorporated by reference into this Item 5.02 in its entirety.

Item 8.01 Other Events

On January 13, 2021, the Company issued a press release announcing that it issued a letter to shareholders from its Chief Executive Officer and President, Francis Knuettel II. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Amendment No. 2 to 7.5% Senior Convertible Promissory Note, dated January 11, 2021
10.1	Loan Agreement Amendment, dated January 7, 2021
10.2	Indemnification Agreement, dated January 7, 2021
10.3	Indemnification Agreement, dated January 7, 2021
10.4	Separation Agreement, dated January 11, 2021
99.1	Press Release, dated January 13, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: January 13, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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